ANNUAL REPORT






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                               Jhaveri Value Fund

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                       A No-Load Capital Appreciation Fund














                                 March 31, 2000

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JHAVERI VALUE FUND
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                                  JVF OBJECTIVE

The Jhaveri Value Fund's objective is:

         o Long-term capital appreciation

                          INVESTMENT OPERATING STRATEGY

The Jhaveri Value Fund's operating strategy is designed to achieve it's objective through disciplined Buy/Sell/Hold decisions based on:

         o Stock Selection/Valuation Model comprised of proprietary stock, industry, and market models to determine the target price for Buy/ Sell/Hold decisions

         o Daily Price-Trend Tracking Model to effect Buy/Sell/Hold Decisions

         o Risk Management Strategy designed to reduce purchase cost, protect profit, and preserve capital

The manager believes this strategy will achieve long-term capital appreciation at lower risk.

                                 STOCK UNIVERSE

The Jhaveri Value Fund's stock universe is comprised of 800 stocks traded on NYSE, NASDAQ, and AMEX markets. These 800 stocks represent:

         o More than 100 industries in all sectors of the economy o More than 80% of the market capitalization in these markets o More than 70% of the daily trading volume in these markets o More than 200 foreign large capitalization stocks traded as ADRs on
           U.S. exchanges
         o More than 500 U.S. multinational companies earning more than 40% of revenue from export or direct investment in foreign countries

May 22, 2000

Dear Fellow Shareholders:

During the 1st quarter of this year, volatility reached new heights. On April 4, 2000 the NASDAQ had a price range of 634 points. This exceeded the price range for the entire year of 1998. The NASDAQ was up over 26% and currently is down over 16%. The Dow Jones Industrial Average has taken a very different path this year, it was down over 16% and is now down only 7.5%. Currently the Jhaveri Value Fund is up over 1% with an Net Asset Value of $12.60.

                  Year-to-Date Performance as of May 19, 2000
                           S&P 500                 -4.2%
                           S&P Barra Value Index   -1.2%
                           NASDAQ                 -16.6%
                           Dow Jones Industrial    -7.5%
                           Jhaveri Value Fund       1.0%

The Net Asset Value of the Jhaveri Value Fund as of March 31, 2000 was $12.52 and the Total Net Assets were $13.2 million. This equated to a 1-year performance of 19.1% and this again compared favorably with our tracking indices.

                  1-year Performance for period ended 3/31/00
                         S&P 500                  17.8%
                         S&P Barra Value Index     9.8%
                         Jhaveri Value Fund       19.1%

With the increase in volatility in the market, the Jhaveri Value Fund's turnover rate has steadily increased since inception and went up from last year's 83% to 130% for the fiscal year ended March 31, 2000. With the wireless technology improving and information becoming more readily available, we expect the volatility to remain at this high level and as a result, we expect the turnover rate to remain around 120%.



                           JVF TOP HOLDINGS - 3/31/00

         INDIVIDUAL COMPANIES                                                          INDUSTRIES

1.   K Mart Corp                              3.02%                    1.  Medical - Drugs                         15.96%
2.   American Home Products                   2.64%                    2.  Food                                     8.44%
3.   Compaq Computer                          2.00%                    3.  Banks - Regional                         5.01%
4.   Waste Management                         1.95%                    4.  Aerospace/Aircraft/Defense               3.37%
5.   Xerox Corp                               1.75%                    5.  Telecom Equip/Services                   3.18%
6.   Gillette Co                              1.63%                    6.  Retail - Department Stores               3.05%
7.   Daimler Chrysler Corp                    1.59%                    7.  Insurance                                2.99%
8.   First Union Corp                         1.58%                    8.  Computer Mini/Micro                      2.73%
9.   Mylan Labs                               1.56%                    9.  Leisure Services                         2.69%
10.  Armstrong World Inds                     1.46%                    10. Retail - Food/Restaurant                 2.42%

Total                                                     19.18%       Total                                       49.84%


Market Outlook:

Over the last few years, investors have abandoned the historical benchmarks of valuation with respect to internet, biotech, telecom, and e-commerce stocks. These groups of stocks have been in a speculative frenzy. However, recently many stocks in these groups have corrected between 40% - 75%. Even after the correction, these new economy stocks remain overvalued; however, they are oversold in the short-term. The old economy stocks remain undervalued, but they have become overbought in the short-term.

New money continues to flow into the market at a rate of $20 - $40 billion per month. There is some rotation of fund flow from the heavily weighted new economy stocks into the old economy stocks. With the economy in strong position and continued fund flows into the stock market, the outlook for the overall market remains bullish. However, the recent trend of a rotationally correcting market will continue. In a rotationally correcting market, many sectors of the market are declining while many sectors are making new highs. This type of market is ideal for our investment strategy because it allows the fund to remain fully invested while rotating out of overvalued stocks and moving into undervalued stocks.

We have continued to implement the refinements we developed last year. These refinements have allowed us to maintain an undervalued portfolio by selling fully valued and overvalued securities and buying undervalued securities for the long term. These changes have also allowed us to take advantage of short-term opportunities due to the increased volatility in the market. Regardless of how the market moves in the future, the Jhaveri Value Fund is well positioned in undervalued securities. We will continue to actively manage the portfolio and strive to maintain a high level of performance.

Sincerely,



Ramesh C. Jhaveri                       Saumil R. Jhaveri
Chief Executive Officer                 President


[GRAPHIC OMITTED]

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Jhaveri Value Fund
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
                                                                                                     Schedule of Investments
                                                                                                              March 31, 2000
------------------------------------------------------------------------------------------------------------------------------
 Shares/Principal Amt- % of Assets           Market Value          Shares/Principal Amt- % of Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS
 Aerospace, Aircraft, Defense  - 3.36%                             Computer-Mini/Micro - 2.73%

     5,100 B.F. Goodrich Co.                      146,306             9,900 Compaq Computer Corp.                    263,587
     2,000 Boeing Co.                              75,875             1,800 Dell Computer Corp.*                      97,087
     5,300 Lockheed Martin Corp.                  108,318                                                             ------
     2,700 Raytheon Co. (Class A)                  50,793                                                            360,674
     1,000 United Technologies                     63,187          Computer-Peripheral Equipment - 0.99%
                                                  -------
                                                  444,479             8,200 Storage Technology*                      130,687
 Auto Parts-Retail/Wholesale  - 0.48%                                                                                -------
                                                                   Container-Metal/Glass - 0.67%
     4,000 Delphi Automotive                       64,000
                                                  -------             5,500 Crown Cork& Seal Co.                      88,000
                                                                                                                      ------
 Auto/Truck Replace/Original Parts - 2.07%                         Cosmetics & Personal Care - 1.62%

     9,400 Federal Mogul Corp.                    156,863             5,700 Gillette Co.                             214,819
     5,000 Goodyear Tire & Rubber                 116,563                                                            -------
                                                  -------          Diversified Operation - 0.71%
                                                  273,426
 Automobile Manufacturing - 2.07%                                     1,100 Monsanto Co.                              56,650
                                                                      1,800 National Service Industries               37,912
     3,200 Daimler Chrysler Corp.                 209,400                                                             ------
     1,400 Ford Motor Corp.                        64,313                                                             94,562
                                                  -------          Electronics Equipment - 1.08%
                                                  273,713
                                                                      1,900 Emerson Electronic Co.                   100,463
 Banks-Money Center - 0.40%                                             800 Honeywell Inc.                            42,150
                                                                                                                      ------
       400 Bankamerica Corp.                       20,975                                                            142,613
     1,200 Toronto-Dominion Bank                   32,025
                                                  -------          Fertilizers - 0.89%
                                                   53,000
                                                                      8,000 IMC Global                               117,500
 Banks-Regional  - 5.00%                                                                                             -------

     4,500 Banc One Corp.                         154,687          Finance Mortgage & Rel Svcs - 0.30%
     5,600 First Union Corp.                      208,600
     5,000 Firstar Corp.                          114,687               900 Federal Home Loan Mortgage Corp Vtg       39,769
     7,600 KeyCorp                                144,400                                                             ------
     1,800 US Bancorp                              39,375          Finance-Savings & Loan  - 0.80%
                                                ---------
                                                  661,749             4,000 Washington Mutual                        106,000
                                                                                                                     -------
 Beverages-Alcholic/Soft Drink - 2.07%
                                                                   Food-Misc Preperation - 8.28%
     3,700 Coca Cola Co.                          173,668
     2,900 Pepsico Inc                            100,231             2,600 Campbell Soup Co.                         79,950
                                                 --------            28,100 Chiquita Brands Intl Inc.*               133,475
                                                  273,899             6,600 ConAgra Inc                              119,625
                                                                      1,700 General Mills Inc.                        61,519
 Building-Construction/Prod/Mis - 1.46%                               3,800 H.J. Heinz Co.                           132,525
                                                                      1,400 Hershey Foods Corp.                       68,250
    10,800 Armstrong World Industries             193,050             6,400 Kellogg Co.                              164,800
                                                 --------             1,000 Nabisco Holdings Class A                  32,188
 Building-Heavy Construction - 0.81%                                  1,800 Ralston Purina                            49,275
                                                                      3,300 Sara Lee Corp.                            59,400
    15,500 Empresas Ica Socie- Dad Sa Adr          37,781             3,400 Unilever Nv                              163,625
     2,200 Fluor Corp.                             69,163               400 Wrigley (Wm.) Jr. Co.                     30,725
                                                  -------                                                             ------
                                                  106,944                                                          1,095,357
 Chemicals-Diversified  - 1.20%                                    Hotels & Motels  - 0.60%

     3,000 dupont (E.I.)  deNemours & Co.         158,625            10,200 Hilton Hotels Corp.                       79,050
                                                 --------                                                             ------
 Computer Software - 1.70%

       900 BMC Software*                           44,437
     1,700 Microsoft Corp.*                       180,625
                                                 --------
                                                  225,062

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Jhaveri Value Fund
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
                                                                                                     Schedule of Investments
                                                                                                              March 31, 2000
------------------------------------------------------------------------------------------------------------------------------
 Shares/Principal Amt- % of Assets           Market Value          Shares/Principal Amt- % of Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------

                                                                   Medical-Health Maint Org. - 0.33%

                                                                      1,700 Columbia/Hca Healthcare Corp.             43,031
                                                                                                                      ------

                                                                   Medical Hospitals/Nursing Home - 0.48%

 Household Appliances - 0.38%                                         4,500 Health Mgmt. Assoc Inc Class A*           64,125
                                                                                                                      ------
     1,500  Maytag Corp.                           49,688          Medical/Dental-Supplies - 1.09%
                                                  -------
 Housewares - 0.43%                                                   4,600 Becton Dickinson & Co.                   121,038
                                                                      2,200 STERIS Corp.*                             22,550
     2,300 Newell Rubbermaid Inc.                  57,069                                                             ------
                                                  -------                                                            143,588
 Insurance-Life/Property/Caualty - 2.98%                           Metal Ores-Gold/Non Ferrous  - 0.83%

     1,000 Aetna Life & Casualty                   55,688             6,000 Inco Ltd.*                               109,875
     4,100 Allstate Corp.                          97,631                                                            -------
    11,099 Conseco Inc.                           126,944          Office Equipment & Supplies - 2.31%
     1,500 Progressive Corp.                      114,094
                                                ---------             3,700 Staples Inc.*                             74,000
                                                  394,357             8,900 Xerox                                    231,400
 Internet - 0.57%                                                                                                    -------
                                                                                                                     305,400
     1,000 America Online*                         67,250          Oil & Gas-Field Services - 0.49%
       950 Circle.com*                              7,838
                                                   ------             1,200 Baker Hughes Inc                          36,300
                                                   75,088               700 Halliburton                               28,700
 Leisure Products - 1.07%                                                                                             ------
     9,400 Mattel Inc.                             98,113                                                             65,000
     1,800 Galileo                                 43,313          Oil & Gas-International Integ - 1.28%
                                                  -------
                                                  141,426               400 BP Amoco Plc Adr                          21,200
 Leisure Services - 2.68%                                             1,600 Chevron Corp.                            147,900
                                                                                                                     -------
    10,000 AutoNation Inc.*                        79,375                                                            169,100
     2,700 Disney (Walt) Co.                      111,713          Oil & Gas-Us Integrated - 1.41%
     7,500 Mirage Resorts, Inc.*                  145,313
       500 SABRE Holdings                          18,250             1,900 Atlantic Richfield Co,                   161,500
                                                  -------             1,200 Occidental Petroleum                      24,900
                                                  354,651                                                             ------
 Machinery-Construct/Mining/Farm - 0.60%                                                                            186,400
                                                                   Paper & Paper Products - 0.32%
     2,000 Caterpillar Inc.                        78,875
                                                  -------             1,000 International Paper                       42,750
 Medical Instruments/Products - 0.45%                                                                                -------
                                                                   Photo Equipment & Supplies - 0.78%
     2,800 Boston Scientific Corp.*                59,675
                                                  -------             1,900 Eastman Kodak Co.                        103,194
 Medical-Drugs - 14.37%                                                                                             --------
                                                                   Pollution Control-Eqpmt/Svcs - 2.39%
     4,000 Abbott Laboratories                    140,750
     6,500 American Home Products Corp.            48,563             9,000 Allied Waste*                             59,063
     2,600 Bristol Myers Squibb Co.               150,150            18,800 Waste Management                         257,325
     1,500 Dura Pharmaceutical                     18,469                                                            -------
     2,200 Glaxo Wellcome Plc                     126,088                                                            316,388
     2,700 Johnson & Johnson                      189,506          Retail-Apparel/Shoe - 0.42%
     2,700 Lilly, Eli & Co.                       170,100             3,500 Abercrombie & Fitch*                      56,000
     8,500 McKesson HBOC Inc.                     178,500                                                             ------
     2,200 Merck & Co. Inc.                       136,675          Retail-Department Stores - 3.24%
     3,800 Pfizer Inc.                            138,938
     1,200 Pharmacia & Upjohn                      71,100            41,200 K Mart Corporation*                      399,125
     4,900 Schering-Plough Corp.                  180,075             2,000 Penney, J.C. Co. Inc.                     29,500
       800 Smith Kline Beecham                     52,850                                                             ------
                                                  -------                                                            428,625
                                                1,901,764

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Jhaveri Value Fund
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
                                                                                                     Schedule of Investments
                                                                                                              March 31, 2000
------------------------------------------------------------------------------------------------------------------------------
 Shares/Principal Amt- % of Assets           Market Value          Shares/Principal Amt- % of Assets            Market Value
------------------------------------------------------------------------------------------------------------------------------
                                                                   Telecommunications Equipment - 1.02%
 Medical-Generic Drugs - 1.56%
                                                                      1,800 Lucent Technologies                      109,350
     7,500 Mylan Laboratories                     206,250               400 Tellabs Inc.*                             25,194
                                                  -------                                                             ------
 Retail-Discount & Variety - 1.13%                                                                                   134,544
                                                                   Telecommunications Services - 2.16%
    10,100 Toys-R-Us Inc.*                        149,606
                                                 --------             2,000 American Telephone & Telegraph           112,500
 Retail-Drug Stores  - 0.14%                                         11,500 Telekomunik Indonesia                    109,250
                                                                      1,400 MCI Worldcom Inc.*                        63,438
       500 CVS Corp.                               18,781                                                             ------
                                                   ------                                                            285,188
 Retail-Food & Restaurant - 2.41%                                  Textile-Apparel/Mill Products - 0.89%

     4,100 Fleming Companies Inc.                  61,756             4,600 Polo Ralph Lauren*                        85,962
     1,700 McDonalds Corp.                         63,856             2,200 Tommy Hilfiger*                           31,900
     1,000 Starbucks Corp.*                        44,813                                                             ------
     4,800 Tricon Global Rest.*                   149,100                                                            117,862
                                                 --------          Tobacco - 0.32%
                                                  319,525
 Retail-Mail Order & Direct - 0.41%                                   2,000 Philip Morris Companies Inc.              42,250
                                                                                                                      ------
     2,900 Cendant Corp.                           53,650          Transport-Air Freight - 0.47%
                                                   ------
 Retail-Supermarkets - 2.25%                                          1,800 Airborne Freight Corp.                    43,200
                                                                        500 Fed Ex Corp.*                             19,500
     4,100 Albertsons Inc.                        127,100                                                             ------
     1,600 Koninklijke                             42,400                                                             62,700
     2,400 Safeway Inc.*                          108,600          Transportation-Airline - 1.52%
     1,000 Winn-Dixie Stores Inc.                  19,437
                                                  -------               400 Delta Air Lines Inc.                      21,300
                                                  297,537             3,700 Southwest Airlines Co.                    77,006
 Retail/Wholesale Computers - 0.33%                                   1,700 UAL Corp.*                               102,850
                                                                                                                    --------
     2,800 Ingram Micro Inc.*                      43,050                                                            201,156
                                                  -------          Utility-Electric Power - 0.97%
 Retail/ Wholesale-Office Supplies - 0.54%
                                                                        500 Dominion Resources Inc.                   19,218
     6,200 Office Depot Inc.*                      71,687             2,800 Edison Intl.                              46,375
                                                   ------             4,000 Western Resources                         63,250
 Rubber-Tires - 0.49%                                                                                                 ------
                                                                                                                     128,843
     5,200 Cooper Tire & Rubber Co,                65,325          Utility-Telephone - 0.48%
                                                  -------
 Shoes  & Related Apparel - 0.97%                                     1,500 SBC Communications                        63,000
                                                                                                                      ------
     5,000 Fila Holdings*                          37,187
     2,300 Nike Inc. Class B                       91,137          Total for Common Stock - 98.99%                13,097,500
                                                   ------                                                         ----------
                                                  128,324
 Soap & Cleaning Preperations - 1.98%                              Money Market Funds - 0.08%

     3,400 Clorox Co.                             110,500            10,223 Firstar Treasury                          10,223
     2,700 Procter & Gamble Co.                   151,875                                                             ------
                                                  -------
                                                  262,375                   Total Investments  - 99.07%           13,107,723
 Steel-Producers  - 0.78%                                                   (Cost - 13,852,648)

    13,800 Bethlehem Steel Corp.*                  82,800
       800 Usx - U.S. Steel Group New              20,000                   Other Assets Less Liabilities- 0.93%     123,549
                                                   ------
                                                  102,800                   Net Assets  - 100.00%                 13,231,272

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Jhaveri Value Fund
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Statement of Assets and Liabilities
    March 31, 2000

Assets:
     Investment Securities at Market Value                         $ 13,107,723
          (Identified Cost - 13,852,648)
     Receivables:
          Dividends and Interest                                         20,840
          Receivable for securities sold                                129,383
                                                                   ------------
               Total Assets                                          13,257,946
Liabilities:
     Accrued Expenses                                                    26,674
                                                                   ------------
               Total Liabilities                                         26,674

Net Assets                                                         $ 13,231,272

Net Assets Consist of:
     Capital Paid In                                                 12,641,269
     Accumulated Realized Gain (Loss) on Investments - Net            1,334,928
     Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net               (744,925)
Net Assets, for 1,057,136 Shares Outstanding                       $ 13,231,272
Net Asset Value and Redemption Price
     Per Share ($13,231,272/1,057,136 shares)                             12.52
Offering Price Per Share                                                  12.52

================================================================================
 Jhaveri Value Fund
================================================================================

 Statement of Operations
 for year ended March 31, 2000
Investment Income:
     Dividends                                                          171,645
     Interest                                                            27,499
                                                                       --------
          Total Investment Income                                       199,144
Expenses
     Management Fees (Note 2)                                           336,851
     Administrative Fees                                                   -
                                                                       --------
          Total Expenses                                                336,851

Net Investment Income                                                 (137,707)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                              2,270,037
     Unrealized Appreciation (Depreciation) on Investments               76,345
Net Realized and Unrealized Gain (Loss) on Investments                2,346,382

Net Increase (Decrease) in Net Assets from Operations                 2,208,675

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Jhaveri Value Fund
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
Statement of Changes in Net Assets
                                                                                          4/1/99           4/1/98
                                                                                            to               to
                                                                                         3/31/00          3/31/99
From Operations:
     Net Investment Income                                                              (137,707)       (192,434)
     Net Realized Gain (Loss) on Investments                                            2,270,037       (207,455)
     Net Unrealized Appreciation (Depreciation)                                            76,345     (2,485,670)
                                                                                       ----------     -----------
     Increase (Decrease) in Net Assets from Operations                                  2,208,675     (2,885,559)

From Distributions to Shareholders
     Net Investment Income                                                                      0               0
     Net Realized Gain (Loss) from Security Transactions                                (928,093)       (248,351)
                                                                                       ----------     -----------
     Net  Increase (Decrease) from Distributions                                        (928,093)       (248,351)

From Capital Share Transactions:
     Proceeds From Sale of Shares                                                       1,931,886       1,388,967
     Shares Issued on Reinvestment of Dividends                                           928,093         248,351
     Cost of Shares Redeemed                                                          (3,136,312)     (2,450,208)
                                                                                      -----------     -----------
Net Increase from Shareholder Activity                                                  (276,333)       (812,890)

Net Increase  in Net Assets                                                             1,004,249     (3,946,800)
                                                                                      -----------     -----------
Net Assets at Beginning of Period                                                      12,227,023      16,173,823
                                                                                      ===========     ===========
Net Assets at End of Period                                                            13,231,272      12,227,023
                                                                                      ===========     ===========
Share Transactions:
     Issued                                                                               159,823         113,731
     Reinvested                                                                            77,991          23,254
     Redeemed                                                                           (256,572)       (210,607)
                                                                                      -----------     -----------
Net increase (decrease) in shares                                                        (18,758)        (73,622)
Shares outstanding beginning of period                                                  1,075,894       1,149,516
                                                                                      -----------     -----------
Shares outstanding end of period                                                        1,057,136       1,075,894

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Jhaveri Value Fund
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
Financial Highlights
Selected data for a share outstanding throughout the period:
                                                     4/1/99      4/1/98       4/1/97      4/1/96       5/01/95*
                                                       to          to           to          to           to
                                                    3/31/00      3/31/99      3/31/98     3/31/97      3/31/96
Net Asset Value -
     Beginning of Period                              11.36        14.07       12.64        12.38        12.00
Net Investment Income                                (0.13)       (0.17)      (0.09)       (0.11)         0.00
Net Gains or Losses on Securities
     (realized and unrealized)                         2.25       (2.33)        3.97         1.27         0.79
                                                      -----       ------       -----        -----         ----
Total from Investment Operations                       2.12       (2.50)        3.88         1.16         0.79

Dividends (from net investment income)                 0.00         0.00        0.00         0.00       (0.04)
Distributions (from capital gains)                   (0.96)       (0.21)      (2.45)       (0.90)       (0.37)
                                                     ------       ------      ------       ------       ------
     Total Distributions                             (0.96)       (0.21)      (2.45)       (0.90)       (0.41)
Net Asset Value -
     End of Period                                    12.52        11.36       14.07        12.64        12.38
Total Return                                         19.08%     (17.66)%      33.74%        9.23%        7.45%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)               13,231       12,227      16,174       11,104        9,124

Ratio of Expenses to Average Net Assets              2.50 %       2.50 %      2.50 %       2.50 %       2.50 % **
Ratio of Net Income to Average Net Assets           (1.03)%      (1.43)%     (0.70)%      (0.87)%      (0.02)% **
Portfolio Turnover Rate                            130.85 %      83.09 %     58.92 %      54.48 %      45.23 %


*Commencement of Operations
**Annualized

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JHAVERI VALUE FUND
================================================================================
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000


Note 1. Organization
The Jhaveri Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management Investment Company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in the Jhaveri Value Fund (the "Fund"). The Fund's investment objective is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

Note 2.  Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes-The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions-The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Note 3. Investment Advisory Agreement
The Trust has an investment advisory agreement with Investments Technology, Inc. Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, expenses incurred in connection with the organization and initial registration of its shares and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ending March 31, 2000, the Adviser has received a fee of $336,851 from the Fund.

Note 4. Distributions to Shareholders
On December 15, 1999, a short-term capital gain distribution of $0.9581 aggregating ($928,093) was declared from net realized gains from investment transactions during 1999. The dividend was paid December 15, 1999, to shareholders of record on December 14, 1999.

Note 5. Investments
For the year ending March 31, 2000 purchases and sales of investment securities, other than short-term investments, aggregated $17,044,717 and $18,199,359 respectively. The gross unrealized appreciation for all securities totaled
$1,178,231 and the gross unrealized depreciation for all securities totaled $(1,923,156) or a net unrealized depreciation of $(744,925). The aggregate cost of securities for federal income tax purposes at March 31, 2000 was $13,852,648.

Note 6. Reclassification of Capital Accounts
The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid in capital have adjusted as of March 31, 2000 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 2000.

      Undistributed Net Investment Loss                   Paid in Capital
                 137,707                                     (137,707)

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Jhaveri Value Fund:

We have audited the accompanying statement of assets and liabilities of Jhaveri Value Fund, including the schedule of portfolio investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jhaveri Value Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years and for the period from May 1, 1995 (commencement of operations) to March 31, 1996 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 12, 2000


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